Note 12 - Subsequent Events	3 Months Ended
Mar. 31, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]

12. Subsequent Events

Acquisition of Controlling Interest in Hydrostatic Testing Entity

Effective May 1, 2015, the Partnership acquired a 51% controlling interest in Brown Integrity, LLC (“Brown”), a hydrostatic pipeline inspection and integrity services business for $10.7 million, financed through the Partnership’s Credit Agreement acquisition revolving credit and working capital revolving credit facilities.  In addition, provisions in the purchase agreement provide for certain earn-out payments that could increase the purchase price an additional $9.5 million dependent upon Brown’s distributable cash flows generated over the next two years. The Partnership also has the right, but not the obligation, to acquire the remaining 49% of Brown commencing May 1, 2017 pursuant to a formula that would yield a maximum purchase price of $28 million in any combination of cash and/or Partnership units (at the Partnership’s discretion). Due to the recent closing date of this transaction, an estimate of the effects this acquisition will have on the Condensed Consolidated Financial Statements has not yet been made. The Partnership is currently in the process of determining the fair values of the assets and liabilities acquired under the acquisition method of accounting as outlined in Note 2 of our Annual Report on Form 10-K.

Management Service Contracts

The Partnership has historically provided management services for non-owned SWD facilities under contractual arrangements. In May 2015, the Partnership was notified by principals of two of our management services customers (under common ownership) that they were terminating our management contracts. While management of the Partnership believes that the parties do not have the right to terminate the agreements, the termination of these agreements would result in a reduction of management fee revenue and a corresponding reduction in labor costs associated with staffing the facilities. Management fee revenues related to these contracts totaled $0.3 million for the three months ended March 31, 2015.

Credit Agreement Amendment

On May 4, 2015, the Partnership and the Partnership’s lenders, entered into Amendment No. 2 to the Credit Agreement (the “Amendment”), which amends the Credit Agreement to, among other matters, (i) allow each of Tulsa Inspection Resources – Canada ULC and Foley Inspection Services ULC to join the Credit Agreement as an additional borrower under the Credit Agreement, and (ii) amend certain other provisions of the Credit Agreement as more specifically set forth in the Amendment.